UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2004

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

(Exact name of Registrant as Specified in its Charter)

DELAWARE
(State or other Jurisdiction of Incorporation)

000-28167	52-2126573

(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Avenue, Anchorage, Alaska	99503

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (907) 297-3000

(Former Name or Former Address, if Changed Since Last Report.)

Item 7. Financial Statements and Exhibits.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURES
Press Release Dated February 26, 2004

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1	Company press release dated February 26, 2004, reporting the fourth quarter results.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On February 26, 2004, Alaska Communications Systems Group, Inc. reported its financial results for the fourth quarter and year ended December 31, 2003. The Press Release is attached hereto as Exhibit 99.1 and also can be found on our website at www.alsk.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2004	ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.

/s/ Kevin P. Hemenway

Kevin P. Hemenway
Senior Vice President and Chief Financial Officer
Alaska Communications Systems Group, Inc.